Exhibit 99.5
(Text of graph posted to Ashland Inc.'s website concerning
 Ashland Water Technologies gross profit)

3 Month Rolling Average (%)

	2009	2010	2011	2012	2013
January	30.5	36.2	31.6	30.8	33.2
February	31.6	35.9	30.5	31.3
March	32.6	34.5	31.3	32.1
April	34.6	35.0	30.8	32.6
May	36.3	33.5	31.2	32.5
June	34.7	33.7	29.7	32.1
July	35.7	32.8	30.3	32.1
August	34.8	32.8	30.7	31.7
September	36.7	31.7	30.5	31.8
October	36.1	30.8	31.2	32.1
November	36.0	31.2	30.3	32.9
December	36.6	31.6	30.8	33.3

12 Month Rolling Average (%)

	2009	2010	2011	2012	2013
January	34.0	35.6	32.5	30.7	32.4
February	33.1	35.8	32.0	31.0
March	33.0	35.6	32.0	30.8
April	33.0	35.7	31.5	31.1
May	33.2	35.1	31.4	31.2
June	32.7	35.4	31.0	31.4
July	33.2	35.0	30.9	31.5
August	33.3	34.6	30.9	31.5
September	33.9	34.1	30.8	31.7
October	33.9	33.7	30.9	31.9
November	34.7	33.4	30.8	32.1
December	35.2	32.8	30.7	32.3